UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 30, 2018

    AEI NET LEASE INCOME & GROWTH FUND XX LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

State of Minnesota	000-23778	41-1729121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 East 7th Street, Suite 1300, St. Paul, Minnesota, 55101
 (Address of Principal Executive Offices)

(651) 227-7333
 (Registrant's telephone number, including area code)

___________________________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
     (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).         Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 30, 2018, the Partnership sold a Red Robin restaurant in Colorado Springs, Colorado to L.A.E. Properties, Inc., an unrelated third party.  The Partnership received net cash proceeds of approximately $5,517,000 for the property, which resulted in a net gain of approximately $4,344,500.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired – Not Applicable.

(b) Pro forma financial information – A limited number of pro forma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement.  The following narrative description is furnished in lieu of pro forma statements.  Assuming the Partnership had sold the property on January 1, 2017:

The Partnership's Investments in Real Estate would have been reduced by $1,220,241 and its Current Assets (cash) would have increased by $5,517,000 and Partners' Capital would have increased by $4,296,759.

For the year ended December 31, 2017, Income from Operations would have decreased $296,649, representing a decrease in rental income of $341,250, a decrease in depreciation expense of $44,108 and a decrease in property management expenses of $493.  For the six months ended June 30, 2018, Income from Operations would have decreased $173,309, representing a decrease in rental income of $179,156, a decrease in depreciation expense of $3,676 and a decrease in property management expenses of $2,171.

The net effect of these pro forma adjustments would have caused Net Income to decrease from $756,268 to $459,619 and from $425,007 to $251,698, which would have resulted in Net Income of $22.62 and $12.48 per Limited Partnership Unit outstanding for the year ended December 31, 2017 and the six months ended June 30, 2018, respectively.

(c) Shell company transactions – Not Applicable.

(d) Exhibits – Purchase and Sale Agreement dated August 31, 2018 between the Partnership and L.A.E. Properties, Inc. relating to the property at 1410 Jamboree Drive, Colorado Springs, Colorado.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEI Net Lease Income & Growth Fund XX
Limited Partnership

	By:	AEI Fund Management XX, Inc.
	Its:	Managing General Partner

Date: November 5, 2018	By:	/s/ PATRICK W KEENE
Patrick W. Keene
Chief Financial Officer